Supplement Dated June 5, 2025
To The Statement of Additional Information
Dated April 28, 2025

JNL® Investors Series Trust

Effective June 5, 2025, in the section, “Disclosure of Portfolio Information, under, “Policy Requirements,” please delete sub-paragraphs (ii) and (iii) in the entirety and replace with the following:

(ii) Pursuant to applicable law, each Fund (other than a Fund that is a money market fund in accordance with Rule 2a-7) publicly discloses its complete portfolio holdings on the Funds’ website at www.jackson.com within 60 days following quarter end.  Each Fund also discloses a complete list of its holdings in its financial statements on Form N-CSR (the financial statements are available online and/or are distributed to shareholders) and in publicly available quarterly holdings reports on Form N-PORT.  Forms N-PORT and N-CSR are filed with the SEC and available online at www.sec.gov.;
(iii) Pursuant to applicable law, the JNL/Dreyfus Government Money Market Fund and JNL Government Money Market Fund (collectively, “Money Market Funds”) publicly discloses their complete portfolio holdings on the Funds’ website at www.jackson.com no later than the fifth business day of a month. The Money Market Funds also disclose a complete list of their holdings in their financial statements on Form N-CSR (the financial statements are available online and/or are distributed to shareholders). Forms N-MFP and N-CSR are filed with the SEC and available online at www.sec.gov.;

This Supplement is dated June 5, 2025.